UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2006
OPEN SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-02333-56 (Commission File Number)	22-3173050 (IRS Employer Identification No.)

455 Winding Brook Drive, Glastonbury, CT (Address of principal executive offices)	06033 (Zip Code)
Registrant’s telephone number, including area code: (860) 652-3155

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-23.1 Consent of PricewaterhouseCoopers LLP
Ex-99.2 Financial Statements of BIS LP Inc.
Ex-99.3 Unaudited Pro Forma Financial Information of Open Solutions Inc.

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Open Solutions Inc. (the “Registrant”) on March 9, 2006 regarding the purchase of all of the outstanding shares of common stock of BIS LP Inc. pursuant to that certain Stock Purchase Agreement, dated as of September 15, 2005, by and among the Registrant, Husky Acquisition Corporation, a wholly owned subsidiary of the Registrant, The BISYS Group, Inc. and BISYS Inc., as amended. The purpose of this Amendment No. 1 is to file the financial statements of BIS LP Inc. and the pro forma financial information of the Registrant required by Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial statements required by this item are contained in Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The pro forma financial information required by this item is contained in Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.
(d) Exhibits.
The Exhibits to this report are listed in the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPEN SOLUTIONS INC.
Dated: May 19, 2006	By:	/s/ Kenneth J. Saunders
Kenneth J. Saunders
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of September 15, 2005, by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc. and BISYS Inc. (Incorporated by reference to the Company’s Current Report on Form
8-K dated September 15, 2005)

2.2	Amendment to Stock Purchase Agreement, dated as of December 15, 2005, by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc. and BISYS Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K dated December 15, 2005).

2.3	Second Amendment to Stock Purchase Agreement, dated as of February 27, 2006, by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc. and BISYS Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K dated February 27, 2006).

2.4	Waiver and Third Amendment to Stock Purchase Agreement, dated as of March 3, 2006, by and among Open Solutions Inc., Husky Acquisition Corporation, The BISYS Group, Inc. and BISYS Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K dated March 3, 2006)

10.1	First Lien Senior Secured Credit Agreement, dated as of March 3, 2006, among Open Solutions Inc., the Guarantors named therein, the Swing Line Bank and Issuing Bank, each named therein, the lending institutions names therein, the Administrative Agent and the other parties thereto (Incorporated by reference to the Company’s Current Report on Form 8-K dated March 3, 2006)

10.2	Second Lien Senior Secured Term Loan Agreement, dated as of March 3, 2006, among Open Solutions Inc., the Guarantors named therein, the lending institutions names therein, the Administrative Agent and the other parties thereto (Incorporated by reference to the Company’s Current Report on Form 8-K dated March 3, 2006)

10.3	Intercreditor Agreement, dated as of March 3, 2006, among Wachovia Bank, National Association, Open Solutions Inc., the loan parties listed therein and such other parties as shall from time to time become party thereto (Incorporated by reference to the Company’s Current Report on Form 8-K dated March 3, 2006)

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release issued by Open Solutions Inc. on March 3, 2006 (Incorporated by reference to the Company’s Current Report on Form 8-K dated March 3, 2006)

99.2	Financial Statements of BIS LP Inc.

99.3	Unaudited Pro Forma Financial Information of Open Solutions Inc.